Third Quarter FY 2024 Results February 8th, 2024 Exhibit 99.2

T H I R D Q U A R T E R F Y 2 4 R E S U L T S This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, diluted EPS, leverage, free cash flow, and organic revenue growth; the Company’s ability to execute on its brand-building strategy; the expected market share and consumption trends for the Company’s brands; and the Company’s ability to reduce debt and execute on its disciplined capital allocation strategy, including debt reduction. Words such as “trend,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of high inflation, interest rates, global supply chain constraints and geopolitical instability, including on economic and business conditions, consumer trends, retail management initiatives, and disruptions to the manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure 2

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Agenda for Today’s Discussion 3 I. Performance Update II. Financial Overview III. FY24 Outlook

T H I R D Q U A R T E R F Y 2 4 R E S U L T S I. Performance Update

Continued Momentum in Q3 FY24

Q3 FY24 Sales Drivers	▪ Solid quarterly Revenue of $282.7 million, up 2.6% vs. PY ▪ Continue to benefit from diverse portfolio of trusted brands ▪ Strong growth led by Eye & Ear Care category & International segment
Stable Earnings and FCF	▪ Gross Margin improved versus prior year, as expected ▪ EPS of $1.06, up slightly vs. PY ▪ Solid financial profile and resulting Free Cash Flow(3) generation
Capital Allocation	▪ Achieved leverage ratio of 2.9x(4) — aligned with long-term leverage target ▪ Current leverage level unlocks additional capital allocation optionality over time

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T H I R D Q U A R T E R F Y 2 4 R E S U L T S Comprehensive Eye & Ear Care Portfolio Delivering Strong Growth 6 Key Drivers Brand-Building Driving Consumption GrowthFull Spectrum of Solutions Brand- uilding Driving Cate ory Leadership & Growth #3 Dry eye lubricant brand at retail1 #1 Redness relief brand at retail1 #1 Stye treatment brand at retail1 #1 Ear wax removal brand at retail1 1. YTD Q3 IRI MULO+C as of 12/31/23; excludes products over $20 avg. price point Strong Consumption Growth1 of +11% YTD & +5% 3-Year CAGR Engaging Campaigns & Content Insight Driven Innovation Impactful claims Expanded consumer need states

T H I R D Q U A R T E R F Y 2 4 R E S U L T S II. Financial Overview

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Third Quarter and YTD FY24 Performance Highlights FY24 FY23 Dollar values in millions, except per share data. $282.7 $ 93.8 $1.06 $275.5 $94.2 $1.04 Revenue EBITDA EPS 2.6% (0.4%) 2.2% 8 Q 3 $848.4 $283.4 $3.19 $841.9 $280.6 $3.14 Revenue EBITDA EPS 0.8% 1.0% 1.6% Revenue of $282.7 million, up 2.6% vs. PY on an organic basis(1) EPS of $1.06 up 2.2% vs. PY EBITDA(3) of $93.8 million, down 0.4% vs. PY, owing to timing of A&M investments Y T D (3) (3)

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Q3 FY 24 Q3 FY 23 % Chg YTD FY 24 YTD FY 23 % Chg Total Revenue 282.7$ 275.5$ 2.6% 848.4$ 841.9$ 0.8% Gross Margin 157.9 150.4 5.0% 472.6 471.5 0.2% % Margin 55.9% 54.6% 55.7% 56.0% A&M 39.5 30.4 29.7% 115.8 114.2 1.4% % Total Revenue 14.0% 11.0% 13.6% 13.6% G&A 26.0 26.5 (2.0%) 79.7 79.7 (0.0%) % Total Revenue 9.2% 9.6% 9.4% 9.5% D&A (ex. COGS) 5.6 6.3 (9.9%) 16.9 19.1 (11.5%) Operating Income 86.8$ 87.2$ (0.4%) 260.3$ 258.6$ 0.7% % Margin 30.7% 31.6% 30.7% 30.7% Earnings Per Share 1.06$ 1.04$ 2.2% 3.19$ 3.14$ 1.6% EBITDA 93.8$ 94.2$ (0.4%) 283.4$ 280.6$ 1.0% % Margin 33.2% 34.2% 33.4% 33.3% 3 Months Ended YTD FY24 Comments FY24 Third Quarter and YTD Consolidated Financial Summary ◼ Organic Revenue(1) up 1.2% vs. PY – Strong performance led by international segment – Double-digit eCommerce consumption growth(2) ◼ Gross Margin(3) of 55.7%, as expected ◼ A&M of 13.6% of Revenue, up in dollars vs. PY ◼ G&A 9.4% of sales, approximately flat vs. PY ◼ EPS up slightly vs. PY(3) Dollar values in millions, except per share data 9 9 Months Ended

Industry Leading Free Cash Flow Trends

Free Cash Flow(3)



Q3 FY24
Q3 FY23
YTD FY24
YTD FY23
30.7%
$69.5
$53.1
6.1%
$175.6
$165.5
Free Cash Flow
Free Cash Flow

Dollar values in millions

Comments

- YTD FY24 Free Cash Flow(3) of $175.6 million up 6.1% vs. PY
- Net Debt at December 31, 2023 of $1.1 billion(3); leverage ratio(4) of 2.9x at end of Q3
- Reduced leverage & consistent and robust Free Cash Flow enables additional value-creating capital allocation optionality

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THIRD QUARTER FY24 RESULTS
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T H I R D Q U A R T E R F Y 2 4 R E S U L T S III. FY24 Outlook

Raising FY24 Earnings Outlook

Top Line Trends	▪ Strategy delivering with growing and well-positioned business ▪ Agile brand-building positions portfolio for further growth ▪ Revenue of $1,135 million to $1,140 million – Organic growth of 1% to 2% ex-FX – Organic growth of 2% to 3% when excluding strategic exit of private label business
EPS	▪ Anticipate FY24 Diluted EPS of approximately $4.33, above previous outlook range
Free Cash Flow & Allocation	▪ Free Cash Flow(4) of $240 million or more ▪ Continue to execute disciplined capital allocation strategy ▪ Anticipate using cash for deleveraging through year-end, absent strategic M&A

Prestige Consumer HEALTHCARE
THIRD QUARTER FY24 RESULTS
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Consistently Delivering Strong Financial Performance

Organic Long-Term Algorithm

Organic Growth[1] of 2.0% to 3.0%

+

High Free Cash Flow[3] Generation

Proven & Repeatable M&A Strategy

6.0% to 8.0% EPS Growth

Upside Potential →

Current Leverage Supports Additional Value Creating Capital Allocation Optionality

Proven Value Creation Strategy

PrestigeConsumer HEALTHCARE
THIRD QUARTER FY24 RESULTS
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T H I R D Q U A R T E R F Y 2 4 R E S U L T S Q&A

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated February 8, 2024 in the “About Non-GAAP Financial Measures” section. (2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending December 31, 2023, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated February 8, 2024 in the “About Non GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Free Cash Flow for FY24 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 15

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Three Months Ended December 31, Nine Months Ended December 31, 2023 2022 2023 2022 (In Thousands) GAAP Net Income 53,046$ 51,951$ 159,881$ 158,246$ Interest expense, net 16,575 17,917 51,900 50,188 Provision for income taxes 16,529 16,166 48,822 47,361 Depreciation and amortization 7,646 8,130 22,832 24,762 Non-GAAP EBITDA 93,796$ 94,164$ 283,435$ 280,557$ Non-GAAP EBITDA Margin 33.2% 34.2% 33.4% 33.3% EBITDA Margin 16 Reconciliation Schedules Organic Revenue Change Three Months Ended December 31, Nine Months Ended December 31, 2023 2022 2023 2022 (In Thousands) GAAP Total Revenues 282,741$ 275,524$ 848,366$ 841,856$ Revenue Change 2.6% 0.8% Adjustments: Impact of foreign currency exchange rates - 55 - (3,704) Total adjustments -$ 55$ -$ (3,704)$ Non-GAAP Organic Revenues 282,741$ 275,579$ 848,366$ 838,152$ Non-GAAP Organic Revenue Change 2.6% 1.2%

T H I R D Q U A R T E R F Y 2 4 R E S U L T S Three Months Ended December 31, Nine Months Ended December 31, 2023 2022 2023 2022 (In Thousands) GAAP Net Income 53,046$ 51,951$ 159,881$ 158,246$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 18,408 22,978 56,458 56,467 Changes in operating assets and liabilities as shown in the Statement of Cash Flows 18 (19,987) (34,320) (43,984) Total adjustments 18,426 2,991 22,138 12,483 GAAP Net cash provided by operating activities 71,472 54,942 182,019 170,729 Purchase of property and equipment (1,996) (1,803) (6,407) (5,226) Non-GAAP Free Cash Flow 69,476$ 53,139$ 175,612$ 165,503$ 17 Reconciliation Schedules (Continued) Adjusted Free Cash Flow Projected Free Cash Flow (In millions) Projected FY'24 GAAP Net cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected Non-GAAP Adjusted Free Cash Flow 240$